Exhibit 10.65

7th July 2000

Marketing & Sales Department Jurong Town Corporation Jurong Town Hall 301 Town Hall Road Singapore 609431	BY HAND

Attn: Ms Loh Li Yoon

ACCEPTANCE OF OFFER OF TENANCY FOR THE PREMISES AT BLK 20 AYER RAJAH CRESCENT #03-01 TO # 03-08 AYER RAJAH INDUSTRIAL ESTATE SINGAPORE 139964

1	We refer to your letter of offer and letter dated 24 May 2000 and amendment dated 8 June 2000 for the Tenancy and hereby confirm our acceptance of all the covenants, terms and conditions stipulated therein.

2.	We enclose herewith a cheque for the amount of $62,674.89 and the Banker’s Guarantee as security deposit as confirmation of our acceptance.

3.	In addition, we also enclose herewith a duly completed GIRO authorisation form as requested by you for your information and record.

/s/ SIO TAT HIANG
[Name of authorised signatory:	}	Sio Tat Hiang
[Designation:	}	Executive Vice President
for and behalf of:	}	STT Communications Pte Ltd

in the presence of:

/s/ LEE YOONG KIN
[Name of witness:	}	Lee Yoong Kin
[NRIC No: ]	}	14925441

To	Page	Date
Jurong Town Corporation Gua No. 2000/73	2/2	June 22, 2000

7th July 2000

Marketing & Sales Department Jurong Town Corporation Jurong Town Hall 301 Town Hall Road Singapore 609431	BY HAND

Attn: Ms Loh Li Yoon

ACCEPTANCE OF OFFER OF TENANCY FOR THE PREMISES AT BLK 20 AYER RAJAH CRESCENT #03-01 TO # 03-08 AYER RAJAH INDUSTRIAL ESTATE SINGAPORE 139964

1	We refer to your letter of offer and letter dated 24 May 2000 and amendment dated 8 June 2000 for the Tenancy and hereby confirm our acceptance of all the covenants, terms and conditions stipulated therein.

2.	We enclose herewith a cheque for the amount of $62,674.89 and the Banker’s Guarantee as security deposit as confirmation of our acceptance.

3.	In addition, we also enclose herewith a duly completed GIRO authorisation form as requested by you for your information and record.

/s/ SIO TAT HIANG
[Name of authorised signatory:	}	Sio Tat Hiang
[Designation:	}	Executive Vice President
for and behalf of:	}	STT Communications Pte Ltd

in the presence of:

/s/ LEE YOONG KIN
[Name of witness:	}	Lee Yoong Kin
[NRIC No: ]	}	14925441

8 June 2000

STT.COM PTE LTD Blk 20 Ayer Rajah Crescent #05-05/08 Singapore 139964	BY LUM

(Attn: Mr Ng Hiang Cheok)

Dear Sirs,

OFFER OF TENANCY FOR FLATTED FACTORY SPACE AT PTE LOT A19857C, BLK 20 AYER RAJAH CRES #03-01 TO 03-08, AYER RAJAH INDUSTRIAL ESTATE SINGAPORE 139964

1.	We refer to our offer dated 24 May 2000 and our fax letter dated 2 June 2000.

2.	We are pleased to inform you that the Corporation has no objection in principle to defer the possession of the premises to 16 July 2000.

3.	In view of the above, please note the following amendments to our Letter of Offer dated 24 May 2000.

1.02	Term of Tenancy:

2 years 9½ months (“the Term”) with effect from 16 October 2000 (“the Commencement Date”). This tenancy is to co-terminate with Pte Lot A19857 and A19857A. Tenancy shall expire on 31 July 2003.

1.05	Rent and Service Charge:

(a)	Discounted rate of:

(i)	$14.50 per square metre per month for the period from 16 October 2000 to 15 October 2001;

(ii)	$141.80 per square metre per month for the period from 16 October 2001 to 15 October 2002;

(iii)	$15.11 per square metre per month for the period from 16 October 2002 to 31 July 2003.

(“Rent”) to be paid without demand and in advance without deduction on the 1st day of each month of the year (i.e. 1st of January, February, March, etc.). The next payment shall be made on 16 November 2000.

Note:

Posted rent at $17.30 per square metre per month.

Service charge:

$4.50 per square metre per month. (“Service Charge”) as charges for services rendered by us, payable without demand on the same date and in the same manner as the Rent, subject to our revision from time to time.

1.06	Security Deposit/Banker’s Guarantee:

For Discounted Rent:

You will at the time of acceptance of the Offer be required to place with us a deposit of $175,884.05 equivalent to 3 months’ Rent (at the discounted rate) and Service Charge (“Security Deposit”) as security against any breach of the covenants, terms and conditions in the Tenancy.

The Security Deposit may be in the form of cash and/or acceptable Banker’s Guarantee in the form attached (effective from 16 July 2000 to 31 January 2004) and/or such offer form or security as we may in our absolute discretion permit or accept.

The Security Deposit must be maintained at the same sum throughout the Term and shall be repayable to you without interest or returned to you for cancellation, after the termination of the Term (by expiry or otherwise) or expiry of the Banker’s Guarantee, as the case may be, subject to appropriate deductions or payment to us for damages or other sums due under the Tenancy.

If the Rent at the discounted rate is increased to the normal rate or Service Charge is increased or any deductions are made from the Security Deposit, you are to immediately pay the amount of such increase or make good the deductions so that the Security Deposit shall at all times be equal to 3 months’ Rent and Service Charge.

2.	Mode of Payment:

The	Offer shall lapse if we do not receive the following by 10 July 2000:

•	Duly signed letter of acceptance (in duplicate) of all the covenants, terms and conditions in the Tenancy in the form enclosed at the Appendix. (Please date as required in the Appendix)

•	Payment of the sum set out in clause 4.

•	Duly completed GIRO authorization form or a copy of the letter of authorization from your Banker.

3.	Please note that payments made prior to your giving us the other items listed above may be cleared by and credited by us upon receipt. However, if the said other items are not forthcoming from you within the time stipulated herein, the Offer shall lapse and there shall be no contract between you and us arising hereunder. Any payments received shall then be refunded to you without interest and you shall have no claim of whatsoever nature against us.

4.	The total amount payable is as follows:

	Amount		+3% GST
Rent at $14.50 psm per month on 2,989.70 sqm for the period 16 October 2000 to 15 November 2000	$43,350.65
Less:
3% property tax rebate	$1,300.52

	$42,050.13
Service Charge at $4.50 psm per month on 2,989.70 sqm for the period 16 October 2000 to 15 November 2000	$13,453.65	$55,503.78	$1,665.11

Deposit equivalent to three months’ rent service charge (or Banker’s Guarantee provided in accordance with sub-paragraph 1.06 above)		$175,884.05
Stamp fee payable on Letter of Acceptance which will be stamped by JTC on your behalf		$5,506.00

Sub-Total Payable		$236,893.83	$1,665.11

Add: GST + 3%		$1,665.11

Total Payable inclusive of GST		$238,558.94

4. The Corporation is passing the full tax savings amounting to 3% on the rent to you for the period 16 October 2000 to 30 June 2000

5. Keys to the premises will be given to you three (3) months prior to the Commencement Date is 16 July 2000 (“Possession Date”) subject to due acceptance in accordance with the Mode of Acceptance above.

6.	All other terms and conditions as sated in our offer dated 24 May 2000 remain unchanged.

Yours faithfully

/s/ LOH LI YOON

LOH LI YOON (MS)

MARKETING & SALES DEPARTMENT

INDUSTRIAL PARKS DEVELOPMENT GROUP

JURONG TOWN CORPORATION

Encl

Draft of Letter of Acceptance

(Please use company’s letterhead and In Duplicate)

Date: (To be dated on the day this	BY HAND
letter is forwarded to JTC)

Marketing & Sales Department

Jurong Town Corporation

Jurong Town Hall

301 Town Hall Road

Singapore 609431

Attn: Ms Loh Li Yoon

ACCEPTANCE OF OFFER OF TENANCY FOR THE PREMISES AT BLK 20 AYER RAJAH CRES #03-01, To # 03-08 AYER RAJAH INDUSTRIAL ESTATE Singapore 139964]

1	We refer to your letter of offer and letter dated 24 May 2000 and amendment dated 8 June 2000 for the Tenancy and hereby confirm our acceptance of all the covenants, terms and conditions stipulated therein.

*2a.	We enclose herewith a cheque for the sum of the amount of $238,558.94 as confirmation of our acceptance.

*2b.	We enclose herewith a cheque for the amount of $62,674.89 and the Banker’s Guarantee as security deposit as confirmation of our acceptance.

3.	In addition, we also enclose herewith a duly completed GIRO authorisation form/Letter of Authorisation as requested by you for your information and record.

[Name of authorised signatory: [Designation: for and on behalf of:	] ]

[STT.COM PTE LTD] in the presence of:

[Name of witness: [NRIC No:	] ]

*Please omit if not applicable

24 May 2000

STT. COM PTE LTD
Blk 20 AYER RAJAH CRES	BY LUM
#05-05/08
Singapore 139964

(Attn: Mr Lee Yoong Kin)

Dear Sirs,

OFFER OF TENANCY FOR FLATTED FACTORY SPACE

1.	We are pleased to offer a tenancy of the Premises subject to the following covenants, terms and conditions in this letter and in the annexed Memorandum of Tenancy (“the Offer”):

1.01	Location:

Pte Lot A19857(b), Blk 20 (“the Building”) AYER RAJAH CRES #03-01 TO #03-08, AYER RAJAH INDUSTRIAL ESTATE SINGAPORE 139964 (“the Premises”) as delineated and edged in red on the plan attached to the Offer.

1.02	Term of Tenancy:

2 years 9½ months tenancy (“the Term”) with effect from 16 October 2000 (“the Commencement Date”) and expiring on 31 July 2003

1.03	Tenancy Agreement:

Upon due acceptance of the Offer in accordance with clause 2 of this letter, you shall have entered into a tenancy agreement with us (“the Tenancy”) and will be bound by the covenants, terms and conditions thereof.

In the event of any inconsistency or conflict between any covenant, term or condition of this letter and the Memorandum of Tenancy, the relevant covenant, term or condition in this letter shall prevail.

1.04	Area:

Approximately 2,989.70 square metres (subject to survey).

1.05	Rent and Service Charge:

(a) Discounted rate of:

(i)	$14.50 per square metre per month for the period from 16 October 2000 to 15 October 2001;

(ii)	$14.80 per square metre per month for the period from 16 October 2001 to 15 October 2002;

(iii)	$15.11 per square metre per month for the period 16 October 2002 to 31 July 2003.

(“Rent”) to be paid without demand and in advance without deduction on the 1st day of each month of the year (i.e. 1st of January, February, March, etc.) The next payment shall be made 16 November 2000.

Note:

Posted rent at $17.30 per square metre per month.

Service charge:

$4.50 per square metre per month, (“Service Charge”) as charges for services rendered by us, payable without demand on the same date and in the same manner as the Rent, subject to our revision from time to time.

1.05(a)	Air-conditioning Charge:

$0.008 per square metre per hour as charges for air-conditioning utility rendered by us, payable without demand on the same date and in the same manner as the Rent, subject to our revision from time to time in the same manner as the Service Charge.

1.06	Security Deposit/Banker’s Guarantee:

For Discounted Rent:

You will at the time of acceptance of the Offer be required to place with us a deposit of $175,884.05 equivalent to 3 months’ Rent (at the discounted rate) and Service Charge (“Security Deposit”) as security against any breach of the covenants, terms and conditions in the Tenancy.

The Security Deposit may be in the form of cash and/or acceptable Banker’s Guarantee in the form attached (effective from 16 July 2000 to 31 January 2004) and/or such offer form or security as we may in our absolute discretion permit or accept.

The Security Deposit must be maintained at the same sum throughout the Term and shall be repayable to you without interest or returned to you for cancellation, after the termination of the Term (by expiry or otherwise) or expiry of the Banker’s Guarantee, as the case may be, subject to appropriate deductions or payment to us for damages or other sums due under the Tenancy.

If the Rent at the discounted rate is increased to the normal rate or Service Charge is increased or any deductions are made from the Security Deposit, you are to immediately pay the amount of such increase or make good the deductions so that the Security Deposit shall at all times be equal to 3 months’ Rent and Service Charge.

1.07	Mode of Payment:

Except for the payment to be made with your letter of acceptance pursuant to clause 2 of this letter, during the Term, you shall pay Rent, Service Charge and GST by Interbank GIRO or any other mode to be determined by us.

[Note: Accordingly, you are to provide us with the duly completed GIRO authorization form enclosed herewith.

However, pending finalisation for the GIRO arrangement, you shall pay Rent, Service Charge and GST as they fail due by cheque].

Where letter of authorisation is required due to limit set by company

You have an existing GIRO account with us, the limit of which has to be increased to cover all the aforesaid payments. Please write to your Banker to authorize the same (“the letter of authorization”) and let us have a copy thereof in accordance with the Mode of Acceptable herein.

1.08	Permitted Use:

(a)	Subject to clause 1.12 of this letter, you shall commence full operations within four (4) months of the Commencement Date for the purpose of provide full internet-based related activities including data centre, call centre, Regional Network Management, product and software development and facility hosting etc only and for no other purpose whatsoever (“the Authorised Use”).

(b)	Thereafter, you shall maintain full and continuous operations and use and occupy the whole of the Premises for the Authorised Use.

1.09	Approvals

The Tenancy is subject to approvals being obtained from the relevant government and statutory authorities.

1.10	Possession of Premises:

(a)	Keys to the Premises will be given to you three (3) months prior to the Commencement Date subject to due acceptance of the Offer (“Possession Date”).

(b)	From the Possession Date until the Commencement Data, you shall be deemed a licensee upon the same terms and conditions in the Tenancy.

(c)	if you proceed with the Tenancy after the Commencement Date, the licence fee payable from the Possession Date to the Commencement

Date	shall be waived (“Rent-Free Period”). Should you fail to so proceed, you shall:

(i)	remove everything installed by you;

(ii)	reinstate the Premises to its original state and condition; and

(iii)	pay us a sum equal to the prevailing market rent payable for the period from the Possession Date up to the date the installations are removed and reinstatement completed to our satisfaction.

without	prejudice to any other rights and remedies we may have against you under the Tenancy or at law

1.11	Preparation and Submission of Plans:

(a)	No alteration, addition, improvement, erection, installation or interference to or in the Premises or the fixtures and fittings therein is permitted without Building Control Unit [BCU(JTC)] prior written consent. Your attention is drawn to clauses 2.10 to 2.19 and 2.34 of the Memorandum of Tenancy.

(b)	You will be required to prepare and submit floor layout plans of your factory in accordance with the terms of the tenancy and the ‘Guide’ attached. It is important that you should proceed with the preparation and submission of the plans in accordance with the procedures set out in the said ‘Guide’.

(c)	Should there be alteration of existing automatic fire alarm and sprinkler system installation, alteration plans shall be submitted to Building Control Unit [BCU(JTC)] for approval on fire safety aspects. All fire alarm & sprinkler system plans must be signed by a relevant Professional Engineer, registered with the Professional Engineers Board of Singapore.

(d)	Upon due acceptance of the Offer, a copy of the floor and elevation plans (transparencies) will be issued to you to assist in the preparation of the plans required herein.

(e)	No work shall commence until the plans have been approved by Building Control Unit [BCU(JTC)].

(f)	Kindly note that at present URA requires you to use and occupy at least sixty per cent (60%) of the gross floor area of the Premises for industrial activities and ancillary warehousing activities; and you may use and occupy the remaining gross floor area, if any, for offices, showrooms, neutral areas or communal facilities and such other uses as may be approved in writing by us and the relevant governmental and statutory authorities. Nonetheless, as provided in paragraph 1.08, you shall ensure that the Premises:

i)	are used primarily for the industrial activities stipulated in the authorised use approved by us; and

ii)	are not used or occupied for the purpose of offices, showrooms, storage, warehousing, industrial activities unrelated to such authorised use or for any other use unless approved in writing by us and the relevant governmental and statutory authorities.

1.12	Final inspection:

You shall ensure that final inspection by us of all installations is carried out and our approval of the same is obtained before any operations in the Premises may be commenced.\

1.13	Special Conditions:

(1)	Normal (Ground & Non-ground) Floor Premises

You shall comply and ensure compliance with the following restrictions:

(a)	maximum loading capacity of the goods lifts in the Building; and

(b)	maximum floor loading capacity of 12.50 kiloNewtons per square metre of the Premises on the 3rd storey of the Building PROVIDED THAT any such permitted load shall be evenly distributed.

We shall not be liable for any loss or damage that you may suffer from any subsidence or cracking of the ground floor slabs and aprons of the Building,

(2)	You shall comply and ensure compliance with all notices, rules and regulations relating to the use of the Carpark (as defined in the Memorandum of Tenancy) including but not limited to:

(i)	parking or placing of container, vehicles, trailers or other carriages; and

(ii)	parking charges.

(3)	You are to connect the mechanical ventilation system in the Premises to the switchboard installed by you, subject to clauses 2.12, 2.13 and 2.14 of the Memorandum of Tenancy.

(4)	Option for renewal of tenancy:

(a)	You may within 3 months before the expiry of the Term make a written request to us for a further term of tenancy.

(b)	We may grant you a further term or tenancy of the Premises upon mutual terms to be agreed between you and us subject to the following:

(i)	there shall be no breach of your obligations at the time you make your request for a further term;

(ii)	our determination of revised rent, having regard to the market rent of the Premises at the time of granting the further term, shall be final;

(iii)	we shall have absolute discretion to determine such covenants, terms and conditions, but excluding a covenant for renewal of tenancy; and

(iv)	there shall not be any breach of your obligations at the expire of the Term.

2.	Mode of Acceptance:

The Offer shall lapse if we do not receive the following by 10 July 2000:

•	Duly signed letter of acceptance (in duplicate) of all the covenants, terms and conditions in the Tenancy in the form enclosed at the Appendix. (Please date as required in the Appendix)

•	Payment of the sum set out in clause 4.

•	Duly completed GIRO authorized form or a copy of the letter of authorization from your Banker.

3.	Please note that payments made prior to your giving us the other items listed above may be cleared by and credited by us upon receipt. However, if the said other items are not forthcoming from you within the time stipulated herein, the Offer shall lapse and there shall be no contract between you and us arising hereunder. Any payments received shall then be refunded to you without interest and you shall have no claim of whatsoever nature against us.

4.	The total amount payable is as follows:

	Amount		+3% GST
Rent at $14.50 psm per month on 2,989.70 sqm for the period 16 October 2000 to 15 November 2000	$43,350.65
Less:
3% property tax rebate	$1,300.52

	$42,050.13
Service Charge at $4.50 psm per month on 2,989.70 sq m for the period 16 September 2000 to 15 October 2000	$13,453.65	$55,503.78	$1,665.11

Deposit equivalent to three months’ rent and service charge (or Banker’s Guarantee provided in accordance with subparagraph 1.06 above)		$175,884.05
Stamp fee payable on Letter of Acceptance which will be stamped by JTC on your behalf		$5,330.00

Sub-Total Payable		$236,717.83	$1,665.11
Add: 3% GST		$1,665,11

Total Payable inclusive of GST		$238,382.94

5.	Rent-Free Period:

As the Commencement Date will not be deferred, we advise you to accept the Offer as soon as possible and to collect the keys to the Premises on the scheduled date in order to maximize the Rent-Free Period referred to in clause 1.10(c) of this letter.

6.	Variation to the Tenancy

The letter and the Memorandum of Tenancy constitute the full terms and conditions governing the Offer and no terms or representation or otherwise, whether express or implied, shall form part of the Offer other than what is contained herein. Any variation, modification, amendment, deletion, addition or otherwise of the covenants, terms and conditions of the Offer shall not be enforceable unless agreed by both parties and reduced in writing by us.

7.	Season Parking:

Season parking tickets for car parking lots within the Estate can be purchased from the JTC Zone Office serving the Estate (Contact no. of the South Zone Officeis: 6654626). Please note that the number of season parking ticket(s) that can be purchased by you will depend on eligibility rules set out by us.

8.	Application for Approvals, Utilities etc.

Upon your acceptance of the covenants, terms and conditions of the Offer, you are advised to proceed expeditiously as follows:

8.01	Preliminary Clearance:

Company with the requirements of the Chief Engineer (Central Building Plan Unit), Pollution Control Department and/or other departments pursuant to your application/s for preliminary clearance. (Please note that we have referred your application to the relevant department/s)

8.02	Discharge of Trade Effluence:

Complete the attached Application for Permission to Discharge Trade Effluent into Public Sewer and return the application form direct to the Head, Pollution Control Department, Ministry of Environment Building, 40 Scotts Road, Singapore 228231 (Telephone No. 7327733).

8.03	Electricity:

Engage a registered electrical consultant or competent contractor to submit three sets of electrical single-line diagrams to and in accordance with the requirements of our Property Support Department (PSD), Customer Services Group, JTC East Zone Office for endorsement before an application is made to the Power Supply Pte Ltd to open an account for electricity connection. Please contact our Property Support Department (PSD) at Blk 25 Kallang Avenue #05-01 Kallang Basin Industrial Estate Singapore 339416 direct for their requirements.

8.04	Water:

Submit four copies of sketch plans, prepared by a licensed plumber, showing the section and layout of the plumbing, to our Building Control Unit [BCU(JTC)] for approval prior to the issue of a letter to Water Conservation Department, Public Utilities Board to assist you in your application for a water sub meter.

8.05	Telephone:

Apply direct to Singapore Telecommunications Ltd for all connections.

8.06	Automatic Fire Alarm System (Incorporating Heat Detector)

Engage a registered electrical consultant/professional engineer to submit two sets of fire alarm, drawings, indicating the exiting fixtures if any, the proposed modifications of the fire alarm and the layout of machinery, etc to and in accordance with the requirements of our Building Control Unit [BCU(JTC)]. Please contact our Building Control Unit [BCU(JTC)] at 301 Jurong Town Hall Road (3rd level) Singapore 609431 direct for further requirements.

8.07	Factory Inspectorate

Complete and return direct to Chief Inspector of Factories the attached form, “Particulars to be submitted by occupiers or Intending Occupiers of Factories”.

Yours faithfully

/s/ LOH LI YOON

LOH LI YOON (MS)

MARKETING & SALES DEPARTMENT

INDUSTRIAL PARKS DEVELOPMENT GROUP

JURONG TOWN CORPORATION

Encl

Draft of Letter of Acceptance

(Please use company’s letterhead and In Duplicate)

JTC(L)7329/30/VL

Date: (To be dated on the day this	BY HAND
letter is forwarded to JTC)

Marketing & Sales Department

Jurong Town Corporation

Jurong Town Hall

301 Town Hall Road

Singapore 609431

(Attn: Loh Li Yoon)

ACCEPTANCE OF OFFER OF TENANCY FOR THE PREMISES AT BLK 20 AYER RAJAH CRES #03-01 To # 03-08 AYER RAJAH INDUSTRIAL ESTATE SINGAPORE 139964]

1	We refer to your letter of offer and letter dated [24 May 2000] for the Tenancy and hereby confirm our acceptance of all the covenants, terms and conditions stipulated therein.

*2a.	We enclose herewith a cheque for the sum of the amount of [$238,558.94] as confirmation of our acceptance.

*2b.	We enclose herewith a cheque for the amount of [$62,674.89] and the Banker’s Guarantee as security deposit as confirmation of our acceptance.

*3.	In addition, we also enclose herewith a duly completed GIRO authorisation form/Letter of Authorisation as requested by you for your information and record.

[Name of authorised signatory: [Designation: for and on behalf of:	] ]

[STT.COM PTE LTD] in the presence of:

[Name of witness: [NRIC No:	] ]	*Please omit if not applicable

[ALLOCATION PLAN]